                             SCHWAB VALUE ADVANTAGE
                                 MONEY FUND(R)

                           PROSPECTUS APRIL 1, 1996,
                          AS AMENDED NOVEMBER 26, 1996

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office, or call 800-2 NO-LOAD.

THE SCHWAB VALUE ADVANTAGE MONEY FUND, (the "Fund") is designed to provide you with the highest possible current income consistent with the Fund's investment objective while seeking to preserve your investment and provide you with liquidity. The Fund is a diversified investment portfolio of The Charles Schwab Family of Funds (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUND PROVIDES THE, INVESTMENT OPPORTUNITY YOU WANT. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information, dated April 1, 1996, as amended November 26, 1996 (and as may be amended further from time to time). The Statement has been filed with the SEC and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                            PAGE
                                            ----
Key Features of the Fund...................   2
Summary of Expenses........................   2
Financial Highlights.......................   4
Matching the Fund to Your Investment
  Needs....................................   5
Investment Objective and Policies..........   5
Investment Techniques Used by the Fund.....   8
Organization and Management of the Fund....   9
  Management Functions
    and Responsibilities...................   9
  Operating Fees and Expenses..............  10
  Other Information........................  10
Investing in Shares of the Fund............  11
  How to Buy Shares........................  11
  How to Exchange Shares...................  14
  How to Sell Your Shares..................  14
Important Information about
  Your Investment..........................  16
  Dividends and Other Distributions........  16
  Income Tax Information...................  16
  How We Determine the Price of Your
    Shares.................................  16
  How the Fund Reports Performance.........  17
Glossary of Important Terms................  19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            KEY FEATURES OF THE FUND

MAXIMUM CURRENT INCOME AND SAFETY. Our goal is to provide you with the highest possible current income while preserving your investment and providing you with quick access to your money. To achieve this goal, the Fund invests in high-quality, short-term debt securities. (See "Investment Objective and Policies.")

PRESERVATION OF INVESTMENT. The Fund seeks to maintain a stable net asset value (known as the Fund's "NAV") of $1.00 per share.

READY ACCESS TO YOUR CASH. You can conveniently sell your shares of the Fund at any time. Generally, your redemption check will be available the next Business Day at your local Schwab office, or it can be mailed directly to you. (See "Investing in Shares of the Fund - How to Sell Your Shares.")

LOW COST INVESTING. The Fund was designed with operating expenses well below the industry average. (See "Matching the Fund to Your Investment Needs.") Additionally, you pay no sales fee when you buy Fund shares. Fees may be charged for balances and transactions under the required minimums.

PROFESSIONAL MANAGEMENT OF THE FUND. Charles Schwab Investment Management, Inc. (referred to in this Prospectus as the "Investment Manager") currently manages the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $40 billion in assets as of November 1, 1996. (See "Organization and Management of the Fund - The Investment Manager.")

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account, or you can call your local Schwab office during regular business hours. (See "Investing in Shares of the Fund.")

CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity that combines all of your mutual fund activity into one report.

READING THIS PROSPECTUS. For your ease of reading, we have italicized certain terms which have been included in the glossary at the end of this Prospectus. If you are unsure of the meaning of any italicized term, check the glossary. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "us," "our" and "our Fund" refer to the Fund generally.

                              SUMMARY OF EXPENSES

ANNUAL OPERATING EXPENSES. Our Fund pays its own annual operating expenses from its income and assets. These expenses include management fees paid to the Investment Manager, transfer agency fees, and other expenses. These expenses cover, for example, services such as investment research and management of the portfolio, and maintaining shareholder records. Because these fees are paid from the Fund's income and assets, they are factored into the price of the Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.

YOUR FEES FOR BUYING AND SELLING SHARES. You pay no sales fee when you buy the Fund's shares. Because the Fund is designed for high balance accounts, the Transfer Agent charges a $5 administrative fee if you sell or exchange shares worth less than $5,000. The Transfer Agent charges a $5 fee each month that your Fund account balance falls below the required

$20,000 minimum, or below $15,000 for Individual Retirement Accounts and other retirement accounts. The Transfer Agent will notify you in writing 15 days before this fee is assessed in order to give you time to bring your account balance up to the minimum amount.

The following fees (except the administrative fee) are stated as a percentage of average net assets of the Fund.

SHAREHOLDER TRANSACTION EXPENSES:
     Administrative Fee 1.........   $5.00
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
     Management Fee (after fee
       reduction) 2...............    0.35%
     12b-1 Fees...................    None
     Other Expenses (after fee
       reductions and/or expense
       reimbursements) 3..........    0.05%
                                     ------
TOTAL FUND OPERATING EXPENSES
  3,4 ...........................     0.40%

 1 If you sell or exchange shares in an amount less than $5,000, you will be subject to a $5 administrative fee.

 2 This amount reflects a reduction by the Investment Manager, which is guaranteed through at least April 30, 1997. If there were no such reduction, the maximum management fee would be 0.46% of the Fund's average daily net assets.

 3 This amount reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1997, the total fund operating expenses of the Fund will not exceed 0.40% of the Fund's average daily net assets. Without this guarantee, which was in effect during the fiscal year ended December 31, 1995, the Fund's other expenses and total operating expenses would have been 0.29% and 0.72%, respectively, of the Fund's average daily net assets.

 4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "Investing in Shares of the Fund - How to Buy Shares - Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45.

EXAMPLE. You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return; and (2) redemption at the end of each period.

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $4         $13         $22         $51

THE PRECEDING TABLE IS AN EXAMPLE ONLY, AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1997, total operating expenses of the Fund will not exceed 0.40% of the Fund's average daily net assets. Also, this example does not include the $5 administrative fee on sales or exchanges of Fund shares equal to or less than $5,000. Nor does this example include the $5 monthly fee charged on balances that fall below $20,000, or $15,000 for Individual Retirement Accounts and other retirement accounts. Please remember, that while this example assumes a 5% annual return on investment, the Fund's actual return may be more or less than the 5% annual return used in this example.

The purpose of the preceding table is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Fund. (See "Organization and Management of the Fund - Operating Fees and Expenses.")

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in our Statement of Additional Information, which includes additional financial data and related notes. You can get a free copy of this Statement by calling the telephone number or writing to the address on the first page of this Prospectus. Using information in the Fund's financial statements, we have prepared this table to show you information such as investment income, dividends from investment income and the total investment return.

                           FOR THE PERIOD ENDED DECEMBER 31,
                     ---------------------------------------------
                        1995         1994        1993     1992 1
                     ----------   ----------   --------   --------
Net asset value
 at beginning
 of year............ $     1.00   $     1.00   $   1.00   $   1.00
Income from
 investment
 operations:
 Net investment
   income...........       0.06         0.04       0.03       0.02
 Net realized &
   unrealized gains
   (losses) on
   investment.......         --           --         --         --
                     ----------    ---------    -------    -------
 Total from
   investment
   operation........       0.06         0.04       0.03       0.02

                           FOR THE PERIOD ENDED DECEMBER 31,
                     ---------------------------------------------
                        1995         1994        1993     1992 1
                     ----------   ----------   --------   --------
Less distributions:
 Dividends from net
   investment
   income...........      (0.06)       (0.04)     (0.03)     (0.02)
 Dividends from
   realized
   gain on
   investments......         --           --         --         --
                     ----------    ---------    -------    -------
Total
 distributions......      (0.06)       (0.04)     (0.03)     (0.02)
                     ----------    ---------    -------    -------
Net asset value at
 end of period...... $     1.00   $     1.00   $   1.00   $   1.00
                     ==========   ==========   ========   ========
Total return (%)....       5.80         4.09       3.02       2.33
Ratios/Supplemental
 data:
 Net assets at end
   of period
   (000's).......... $6,923,890   $3,731,629   $729,356   $319,024
 Ratio of expenses
   to average net
   assets (%).......       0.40         0.40       0.39       0.29*
 Ratio of net
   investment income
   to average net
   assets (%).......       5.63         4.40       2.97       3.27*

 1 For the period from April 30, 1992 (commencement of operations) to December 31, 1992.

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended December 31, 1995, 1994, 1993 and 1992 would have been 0.72%, 0.79%, 0.82% and 0.94%*, respectively, and the ratio of net investment income to average net assets would have been 5.31%, 4.01%, 2.54% and 2.62%*, respectively.

*Annualized

                           MATCHING THE FUND TO YOUR
                                INVESTMENT NEEDS

Because the Fund is designed for larger balance accounts and less frequent shareholder transactions, we can keep the operating expenses lower than the industry average, which helps provide more competitive yields. The table below shows the Fund's total operating expenses compared to the industry average for similar type funds.

          The Fund    Industry Average*
         ----------   ------------------
           0.40%            0.70%

Note: These amounts represent total operating expenses after fee waivers for first tier money funds, not including institutional money funds.

Our Fund invests in high-quality money market securities and is designed for high current yields. Because shares of our Fund are held in your Schwab account, the proceeds from redemptions you make are available for other investment purchases you make in your account. Keep in mind, however, that because the Fund is intended for larger balance accounts, you may be charged a fee for redemptions or exchanges under the required minimum or if your balance falls below the required minimum.

Schwab also offers a selection of "sweep" money funds with lower minimums which automatically invest the uninvested cash balances in your Schwab account in a Schwab money fund which you select. A "sweep" money fund may be more suitable for providing income on fluctuating cash balances in your account in between other investments.

* Fourth quarter industry averages as reported by IBC/Donoghue Quarterly Report on Money Fund Performance, 4th Quarter, 1995.

The Fund may be appropriate for a variety of investment programs which can be long-term or short-term in nature. The Fund should not be a substitute for building an investment portfolio tailored to your individual investment needs and risk tolerance.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

Our Fund's investment objective is to provide maximum current income consistent with liquidity and stability of capital. Because any investment involves risk, we cannot guarantee achieving this objective. This investment objective is fundamental.

To achieve this objective, we normally will invest in the following types of U.S. dollar-denominated debt instruments, which our Investment Manager has determined present minimal credit risk:

1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks, and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.

2. Commercial paper rated in one of the two highest rating categories by Moody's, S&P, Duff, Fitch, or any other nationally recognized statistical rating organization (referred to in this Prospectus as an "NRSRO") and commercial paper or notes of issuers who have an outstanding unsecured debt issue that is currently rated in one of the two highest rating categories by any NRSRO. The obligation must also be on the same or a higher level of priority as the rated issue, and it must be collateralized to the same extent as the rated issue. We may also invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories by any NRSRO, as well as other similar securities which, if unrated by any NRSRO, the Investment Manager, using guidelines approved by the Board of Trustees, determines to be at least equal in quality to one or more of the securities mentioned above. (For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.)

3. Obligations of, or obligations guaranteed by, the United States government, the Canadian government or their agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

PRIVATE PLACEMENT SECURITIES. We may invest in commercial paper that is exempt from registration according to Section 4(2) of the Securities Act of 1933, and that is resold to qualified institutional buyers under Securities Act Rule 144A (known as "Section 4(2) paper").

Federal securities laws restrict the disposition of Section 4(2) paper. Such commercial paper is generally sold to institutional investors who agree that they are purchasing the paper for investment and not for public distribution.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

Because it is not possible to predict with assurance exactly how the market for
Section 4(2) paper will develop, our Investment Manager, pursuant to guidelines approved by the Board of Trustees, will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Our Fund's liquidity could be reduced if qualified institutional buyers become temporarily uninterested in purchasing these restricted securities.

We will not invest more than 10% of our assets in Section 4(2) paper (and other illiquid securities) unless our Investment Manager determines, by continuously referring to the appropriate trading markets and following the guidelines approved by the Board of Trustees, that any Section 4(2) paper we hold in excess of this level is at all times liquid.

ASSET-BACKED COMMERCIAL PAPER. We may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit card receivables, and other types of receivables. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of the commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for such asset-backed commercial paper may be based on the underlying assets or it may be provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the seller), and over-collateralization. We apply the same quality requirements to asset-backed commercial paper as we apply to other securities we purchase.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. We may purchase Eurodollar certificates of deposit. However, when purchasing such certificates we will consider their marketability, any possible restrictions on international currency transactions and any regulations imposed on such securities by the domicile country of the issuer. The regulatory requirements that apply to certificates of deposit issued by U.S. banks may not apply to Eurodollar certificates. Income from such certificates may be subject to foreign taxes.

We may invest in securities of foreign issuers, or securities principally traded overseas. Such securities may involve special risks because of foreign economic, political and legal developments, including changes in currency exchange rates, regulations controlling the exchange of currency (including blocking any exchange of currency), expropriation of assets or nationalization, imposition of withholding taxes on dividend interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those imposed in the United States. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas.

VARIABLE RATE SECURITIES. We may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit.

Generally, changes in the interest rate on Variable Rate Securities reduce the fluctuation of their market value. Accordingly, as interest rates decrease (or increase), Variable Rate Securities experience less capital appreciation (or depreciation) than fixed-rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") allow the purchaser to resell the securities at an amount approximately equal to amortized cost, or to the principal amount plus accrued interest. Like other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard that is intended to minimize fluctuations in the values of the securities. We determine the maturity of Variable Rate Securities in accordance with SEC rules.

ILLIQUID SECURITIES. We may purchase illiquid securities, including repurchase agreements maturing in more than seven days, provided that no more than 10% of our net assets valued at the time of the transaction are invested in such securities.

GOVERNMENT SECURITIES. We may invest in government securities, including U.S. Treasury notes, bills, and bonds, which are backed by the full faith and credit of the U.S. Govern-ment. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association, Farm Credit System, and Student Loan Marketing Association have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. We may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, we will not pay for such securities or start earning interest on them until we receive them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.

We will not invest more than 25% of our assets in when-issued or delayed delivery securities. We will not purchase such securities for speculative purposes, and will expect to actually acquire the securities when we purchase them. However, we reserve the right to sell any such securities before their settlement dates, if our Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. We may invest in repurchase agreements, which are instruments under which we acquire ownership of a security from a broker-dealer or bank who then agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price, which is higher than the purchase price, determines the security's yield during the time we hold it. Securities underlying repurchase agreements may have maturities longer than one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, we might incur expenses in enforcing our rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. We will enter into repurchase agreements only with banks and other recognized financial institutions that our Investment Manager deems creditworthy.

                           INVESTMENT TECHNIQUES USED
                                  BY THE FUND

MATURITY. We will purchase only securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

BORROWING POLICY. We may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. We may borrow an amount up to one-third of the value of our total assets and may pledge up to 10% of our net assets to secure such borrowings. We will not borrow for leverage purposes. This borrowing policy is fundamental.

LIMITATIONS ON INVESTMENTS. We are subject to the following limitations, which apply to all our investments other than securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities:

1. DIVERSIFICATION. Except as provided in this paragraph, we may not invest more than 5% of the value of our total assets in the securities of one issuer. However, we may invest more than 5% of our total assets in the First Tier securities of a single issuer for a period of up to three Business Days after the purchase thereof, provided further that we may not make more than one investment in accordance with the foregoing proviso at any time. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such a guarantee.

2. CONCENTRATION. As matter of fundamental policy, we will not invest 25% or more of the value of our total assets in the securities of issuers conducting their principal business activities in the same industry.

                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND

                   MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT. Our Board of Trustees and officers meet regularly to review our investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Our Investment Manager, Charles Schwab Investment Management, Inc., manages our Fund, subject to the authority of the trustees and officers of the Trust. Our Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of November 1, 1996, the SchwabFunds(R) had aggregate net assets in excess of $40 billion.

Through a professional staff of portfolio managers and securities analysts, our Investment Manager provides us with a continuous investment program, including general investment and economic advice regarding our investment strategies, manages our investment portfolio, performs expense management, accounting, and record keeping, and provides other services necessary to our operation.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as our Shareholder Services Agent and Transfer Agent. Schwab provides information to our shareholders, reports share ownership and all account activities, and responds to all inquiries from shareholders. Schwab also distributes informational literature, and furnishes the office space and equipment, telephone facilities, and personnel that is necessary in providing shareholders services.

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 225 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer, and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and our Investment Manager.

ACCOUNTANTS. Price Waterhouse LLP is our independent accountant. Their address is 555 California Street, San Francisco, California 94104.

                          OPERATING FEES AND EXPENSES

For investment management services, under the terms of its Investment Advisory and Administration Agreement with the Trust, our Fund pays a graduated annual fee to the Investment Manager. This fee is based on the value of our Fund's average daily net assets and is payable monthly by the Fund in the amount of 0.46% of the first $2 billion of the Fund's average daily net assets; 0.45% of such assets over $2 billion but less than $3 billion; and 0.40% of such assets over $3 billion.

Our Investment Manager guarantees that, through at least April 30, 1997, the Fund's management fee will not exceed 0.35% of its average daily net assets, and our Investment Manager and Schwab guarantee that the Fund's total fund operating expenses will not exceed 0.40% of the Fund's average daily net assets. The effect of this voluntary expense limitation is to maintain or increase the Fund's total return to shareholders. For the fiscal year ended December 31, 1995, the Fund paid an investment management fee of 0.29% and total expenses of 0.40% (after waivers and reimbursements) of the Fund's average daily net assets. The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes, and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions.

For its services as Transfer Agent, Schwab receives an annual fee of 0.05% of the Fund's average daily net assets. In addition, for shareholder services provided, Schwab receives an annual fee of 0.20% of the Fund's average daily net assets.

Schwab serves as our Fund's principal underwriter/distributor but receives no compensation for this service. PNC Bank, N.A. is our Fund's custodian.

OTHER EXPENSES. The Trust pays the expenses of our Fund's operations, including the fees and expenses for independent auditors, legal counsel, custodians, the cost of maintaining books and records of account, taxes, registration fees, and the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws, and industry association membership dues.

The Trust generally allocates these expenses among its individual investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a Series or class of a Series will be charged to that Series or class, respectively.

                               OTHER INFORMATION

The Trust was organized as a business trust under the laws of Massachusetts on October 20, 1989, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently the Trust offers shares of nine Series, which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it to be desirable to do so. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.

ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to our management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, we will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. You are entitled to one vote for each share owned. Unless permitted by the 1940 Act, shareholders vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate.

                        INVESTING IN SHARES OF THE FUND

You may place purchase and redemption orders as well as exchange requests by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we follow telephone orders that we reasonably believe to be genuine, we will not be liable for any losses you may experience. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification before we act upon any instructions received by telephone;
- providing written confirmation of your telephone instructions; and
- tape recording all telephone transactions.

You should remember that it may be difficult to reach us by telephone during periods of drastic economic or market changes, when our phone lines become very busy with calls from other investors. If you want to purchase, redeem or exchange shares but have trouble reaching us by telephone, you may want to use one of the other ways we offer for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

                               HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy our shares only through a Schwab account. You can open a Schwab account by completing the appropriate account application. (Corporations and other organizations should contact a Schwab office to find out the additional forms that must be completed to open an account.)

Within your Schwab account, you have access to other investments available at Schwab such as stocks, bonds and other mutual funds. Additionally, the Securities Investor Protection Corporation (known as "SIPC") will provide account protection up to $500,000 for your securities, including shares in the Fund, which you hold in a Schwab account. However, SIPC account protection does not protect you from any loss of principal due to market or economic conditions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts.) A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months. Note that, in addition to these Schwab One account minimums, there are higher minimum investment and other requirements applicable to the Fund, which are described below.

DEPOSITING FUNDS AND MEETING THE FUND'S INVESTMENT MINIMUMS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Fund shares using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

The minimum initial investment in the Fund is $25,000, or $15,000 for an Individual Retirement Account or other retirement plan. After you have bought the minimum amount of shares for your initial investment, you can buy additional shares in amounts of at least $5,000, or $2,000 for an IRA or other retirement plan. The Transfer Agent imposes a $5 fee for each month your Fund account balance falls below the required $20,000 minimum or $15,000 for an IRA or other retirement plan. The Transfer Agent reserves the right to waive these minimums from time to time for clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

We, in our sole discretion and without prior notice to you, reserve the right to reject orders to buy shares, to change the minimum investment requirements, and to withdraw or suspend any part of the offering made by this Prospectus. In particular, if you engage in excessive exchange or redemption activity, we reserve the right to refuse your future orders to buy shares in order to minimize the costs to the Fund associated with these practices. All orders to buy shares must be accepted by us, and orders are not binding until we confirm or accept them in writing. Schwab will charge your Schwab brokerage account a $15 service fee for any check returned because of insufficient or uncollected funds, or because of a stop payment order.

WHEN YOU CAN BUY SHARES. You must have funds in your Schwab account in order to buy our shares. Funds (including those which are transmitted by wire) received by Schwab before 4:00 p.m. (Eastern time) can be used to buy our shares on that day. Funds that arrive after that time can be used to buy shares the next Business Day.

METHODS OF BUYING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.

BY TELEPHONE
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:

- reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- specify the name of the Fund and the dollar amount of shares you would like to purchase; and
- (initial share purchase only) select one of the distribution options listed below.

ELECTRONICALLY
For more information regarding how to buy Fund shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
Visit your local Schwab office where a representative will be happy to assist you.

DISTRIBUTION OPTIONS. When you first buy our shares, you may choose one of the two following distribution options:

     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full and fractional shares of the Fund at the net asset value next determined on their payable date; or

     RECEIVE YOUR DIVIDENDS IN CASH: All distributions will be credited to your Schwab account on the date distributions are payable. If you choose to have your dividends mailed, a check normally will be mailed to you the Business Day after distributions are credited to your account.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a $15 fee for each wire transfer of funds.

                             HOW TO EXCHANGE SHARES

You can exchange your SchwabFunds(R) shares for shares of other SchwabFunds Series or classes available to investors in your state provided you meet the minimum initial or subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to purchase. Thus, you can conveniently modify your investments if your goals or market conditions change. The Transfer Agent will charge you a $5 administrative fee if you are exchanging less than $5,000 of our shares.

We reserve the right to modify, limit, or terminate the exchange privilege upon 60 days' written notice. For federal income tax and other purposes, an exchange is treated as a sale of your shares and a purchase of other shares.

BY TELEPHONE
We need the following information in order to process your telephone exchange request:

- your Schwab account number and your name for verification;
- the number of our shares you want to exchange and the name of the fund from which you are exchanging shares;
- the name of the fund and class, if applicable, into which you want to exchange shares; and
- the distribution option you select.

BY MAIL
You can also exchange shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in a letter from you in order to process your mail exchange request:

- your Schwab account number;
- the number of our shares you want to exchange and the name of the fund from which you are exchanging shares;
- the name of the fund and class, if applicable, into which you want to exchange shares;
- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account; and
- the distribution option you select.

Once mailed, an exchange request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to exchange Fund shares electronically using StreetSmart(R), The Equalizer(R), and TeleBroker(R), please call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request an exchange in person at your local Schwab office.

                            HOW TO SELL YOUR SHARES

You can sell your shares at any time by telephone, by mail, electronically, or in person, subject to the following terms and conditions:

- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;

- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you will receive the dividends declared for the day on which you sell your shares;
- we will have a check for your shares at your local Schwab office on the Business Day after the Transfer Agent receives proper instructions to sell your shares;
- a check will normally be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and
- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances as determined by the SEC, or for any other circumstances as the SEC may permit.

The Transfer Agent will charge you a $5 administrative fee if you sell shares equal to or less than $5,000 and may sell additional shares from your account to pay the administrative fee. The Transfer Agent will waive this minimum for certain clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

NON-SWEEP LIQUIDATION POLICY. If no cash assets or margin credit balance is available in your Schwab Account, Schwab will redeem shares of the Fund without prior notification to you to cover (a) debits in your account resulting from transactions in securities; (b) payment of your Schwab One(R) checks; (c) payment of charges made on your Visa(R) debit card; (d) purchases made under an Automatic Investment Plan; and (e) debits due to electronic fund transactions. Schwab may charge you a $10 fee each time Schwab must redeem your shares in one of these circumstances.

If your account contains more than one Value Advantage Investment, shares will be redeemed from the Value Advantage Investment in your account with the highest balance at the time of the settlement of the transaction. If those shares are insufficient to satisfy the total amount due, then the Value Advantage Investment with the next highest balance in your account will be used until no Value Advantage Investment remains in your account. If the sum of the Value Advantage Investments you own is insufficient to satisfy the total amount due, none of your shares will be redeemed.

For redemptions made under the circumstances outlined above, you will not be charged an administrative fee for redemptions which are less than the amount required to satisfy the Fund's minimum redemption requirement.

BY TELEPHONE
You can sell your shares by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We need the following information in order to process your telephone sale request:

- your Schwab account number and your name for verification;
- the number of shares you want to sell; and
- the name of the fund from which you are selling shares.

BY MAIL
You can also sell your shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in a letter from you in order to process your mail redemption request:

- your Schwab account number;
- the name of the fund from which you are selling shares;
- the number of shares you want to redeem; and
- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account.

Once mailed, a redemption request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to sell Fund shares electronically using StreetSmart(R), The Equalizer(R), and TeleBroker(R), please call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request a sale of shares in person at your local Schwab office.

                             IMPORTANT INFORMATION
                             ABOUT YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS

Each Business Day we determine the Fund's net investment income, which we compute by subtracting the Fund's expenses for that day from the amount the Fund earned on its investments on that day. We declare dividends from this net investment income each Business Day for those who were shareholders of record at the previous net asset value calculation. We pay, or reinvest, dividends on the 15th day of each month, if it is a Business Day. If the 15th day of the month is not a Business Day, we pay dividends on the next Business Day with the exception of the dividend scheduled to be paid in December, which is paid on the last Business Day in December.

                             INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal income tax consequences that affect the Fund and its shareholders. Therefore, it is important that you consult with advisers about your own tax situation.

The Fund has qualified as a regulated investment company under the Code. In order for the Fund to continue to so qualify, we will distribute to the Fund's shareholders on a current basis substantially all of the Fund's net investment income and net capital gains, if any, and we will cause the Fund to meet certain other requirements. As a regulated investment company, the Fund will pay no federal income taxes to the extent that it distributes earnings to its shareholders.

All distributions we make that are attributable to taxable interest or short-term capital gains are taxable to shareholders as ordinary income. Reinvested distributions will be taxable as if they had been received by shareholders in cash.

We will provide you with a record of all dividends, distributions, purchases, and sales on your regular Schwab brokerage account statement. At least once a year we will notify you of the federal income tax consequences of all distributions made that year to your account.

                   HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a share is its net asset value, which we determine each Business Day at the close of trading on the Exchange, generally at 4:00 p.m., Eastern time. We determine the price of a share by adding our total assets, subtracting any liabilities, and then dividing the resulting number by the amount of shares outstanding. Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt and verification by the Transfer Agent or its authorized agent. While we try to maintain our net asset value at a constant $1 per share, we cannot guarantee this value.

We do not price the securities in our portfolio at market value. Instead, we value our portfolio securities at the price we paid when we bought them, adjusting this price to reflect amortization of premium or any discount. After using this amortized cost method to determine the value of our investments, we then compare this value with the market value of our investments.

We calculate the market value of our investments using one of the following three methods: (1) we may use actual quotations provided by third-party pricing services or market makers; (2) we may estimate the market value of the instruments; or (3) we may use a value obtained from the yield data (published by reputable sources) of money market instruments that are comparable to the securities we are valuing, using the mean between the bid and asked prices for the instruments as the value of the instruments.

If a deviation of 1/2 of 1% or more between our net asset value per share as calculated by market values and our $1 per share amortized cost value, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be taken.

                        HOW THE FUND REPORTS PERFORMANCE

From time to time, we may advertise our yield, effective yield and total return. Our actual performance will, of course, vary from year to year, and past performance in no way represents or guarantees future performance. How we perform in any given year will depend on the type and quality of securities in which we invest, the market, and our operating expenses. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

YIELD. When we calculate our yield, we make some hypothetical assumptions about how we will do for one year. Using the income generated over one 7-day period by a hypothetical investment, we assume that this amount of income is generated each week for one year. This income for the year is then shown as a percentage of our hypothetical investment. (See the section entitled "Yield" in the Statement of Additional Information for more information.)

EFFECTIVE YIELD. We calculate effective yield the same way, but we assume that the income generated by our hypothetical investment is compounded weekly over our hypothetical year. Because of the effect of compounding, the effective yield will be slightly higher than the yield.

TOTAL RETURN. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

COMPARING THE FUND'S PERFORMANCE WITH OTHER FUNDS. We may compare the performance of our Fund with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, United States Government obligations, bank certificates of deposit, the consumer price index, and other investments for which reliable data is available.

                     ANNUAL AND SEMI-ANNUAL REPORT MAILINGS

Twice a year, we will provide a report to all shareholders describing our performance and outlining the investments held in the portfolio. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of our Annual Report (or Semi-Annual Report) to Shareholders, call your local Schwab office or call 800-2 NO-LOAD.

                          GLOSSARY OF IMPORTANT TERMS

AMORTIZED COST METHOD: the method of calculating a money market mutual fund's net asset value whereby portfolio securities are valued at the fund's acquisition cost, as adjusted for amortization or premium or accretion of discount, rather than at their value based on current market factors.

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BUSINESS DAY: any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4 p.m. (Eastern time) when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE: the Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the fund's investments, and capital gains distributions.

DUFF: Duff & Phelps Credit Rating Co., an NRSRO.

FITCH: Fitch Investor Services, Inc., an NRSRO.

FUND: The Schwab Value Advantage Money Fund.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority (as defined in the 1940 Act) of the shareholders of a fund.

HIGH-QUALITY: rated in one of the two highest ratings categories assigned by any NRSRO.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.

LIQUIDITY: ability to convert assets into cash or cash equivalents within seven days at a fair value.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: short-term, liquid debt such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See Commercial Paper.

MOODY'S: Moody's Investors Service, an NRSRO.

NET ASSET VALUE (NAV): on a per share basis, the value of one share in the Fund. This value is determined by adding the total Fund assets, subtracting all liabilities, and then dividing the resulting number by the number of shares outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NRSRO: a Nationally Recognized Statistical Rating Organization, such as Moody's, S&P, Duff or Fitch.

PORTFOLIO: the total stocks, bonds, and other securities held by an individual investor, a mutual fund, or a financial institution.

PRINCIPAL: capital; the original value of an investment or a debt; the face value of a bond.

RISK: the possibility of losing all or part of an investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment.

S&P: Standard & Poor's Corporation, an NRSRO.

SCHWAB: Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA
94104.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933 and other securities-related laws.

SECURITIES INVESTOR PROTECTION CORPORATION (SIPC): a government sponsored private corporation that insures securities accounts held in brokerages for up to $500,000 in the event of the bankruptcy or financial failure of the brokerage. The insurance does not cover loss due to financial risk.

SHORT-TERM: with respect to the Fund's portfolio investments, maturing in 397 days or less.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: The Charles Schwab Family of Funds.

YIELD: the dividend or interest paid by a security. The yield is calculated as a percentage of the security's current market price. A stock selling for $80 per share and paying dividends of $6.40 is yielding 8 percent ($6.40 / $80 = .08). Likewise, a bond with a par or face value of $1,000 and a 9 percent interest rate selling for $600 is yielding 15 percent ($90 / $600 = .15). Interest on a bond is always based on the par or face value of the bond, while the yield or return is based on the market price.
--------------------------------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
--------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB VALUE
ADVANTAGE
MONEY FUND(R)

PROSPECTUS April 1, 1996,
as amended November 26, 1996


                               [SchwabFunds Logo]


840-7 (11/96) Printed on recycled paper.



[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104